SECURITIES ESCROW AGREEMENT


     THIS SECURITIES ESCROW AGREEMENT (the "Agreement") is entered into as of the ____ day of November 2007, by and among Nine Mile Software, Inc., a Nevada corporation ("Nine Mile"); the holders of certain securities of Nine Mile (referred to herein as "Depositors"); and Leonard E. Neilson, Attorney at Law ("Escrow Agent").

                                    RECITALS

     WHEREAS, the parties hereto desire to establish an escrow account (the "Escrow") naming Leonard E. Neilson, Attorney at Law, as the Escrow Agent;

     WHEREAS, the Depositors are the beneficial owners of those shares of Nine Mile common stock and stock purchase options to acquire shares of Nine Mile common stock set forth in Attachment No. 1, annexed hereto and by this reference made a part hereof (the "Nine Mile Securities"), and will deposit the Nine Mile Securities with the Escrow Agent to be held pursuant to the terms and conditions set forth herein; and

     WHEREAS, the Escrow is being established at the request of the Utah Division of Securities, in connection with the securities registration statement filed by Nine Mile with the State of Utah for the public offering of Nine Mile common stock pursuant to a registration statement filed with the Securities and Exchange Commission on Form SB-2 (the "Offering").

     NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the parties hereto agree as follows:

     1. Deposit and Release of Nine Mile Securities. Upon the execution of this Agreement, each individual Depositor will deposit with the Escrow Agent certificates representing Nine Mile Securities in the respective amounts designated in Attachment No. 1. Thereafter, Escrow Agent is instructed to place and retain said shares in safekeeping. Beginning two years from the date of completion of the offering, two and one-half percent (2 1/2%) of the Nine Mile Securities held in Escrow may be released each quarter, pro rata among the Depositors. All remaining Nine Mile Securities shall be released from Escrow on the fourth anniversary from the date of completion of the Offering. Upon the occurrence of any of the following events, the Escrow Agent will return the Nine Mile Securities to the Depositors:

         (a) The Offering has been terminated, and no securities were sold pursuant thereto;

         (b) The Offering has been terminated, and all of the gross proceeds that were derived therefrom have been returned to the public investors.

         (c) In the event of a dissolution, liquidation, merger, consolidation, reorganization, sale or exchange of Nine Mile's assets or securities (including by way of tender offer), or any other transaction or proceeding with a person who is not a designated Depositor, which results in the distribution of the Nine Miles' assets or securities ("Distribution"), while this Agreement remains in effect, the Depositors' Nine Miles Securities shall remain in Escrow subject to the terms of this Agreement and the Depositors agree that:

               (i) All holders of Nine Miles' equity securities will initially share on a pro rata, per share basis in the Distribution, in proportion to the amount of cash or other consideration that they paid per share of Nine Miles common stock (provided that the Utah Division of Securities has accepted the value of the other consideration), until the public shareholders have received, or have had irrevocably set aside for them, an amount that is equal to one-hundred percent (100%) of the public offering's price per share times the number of shares of Nine Miles common stock that they purchased pursuant to the Offering and which they still hold at the time of the Distribution, adjusted for stock splits, stock dividends, recapitalizations and the like;


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


              (ii) All holders of Nine Miles common stock shall thereafter participate on an equal, per share basis times the number of shares of common stock they hold at the time of the Distribution, adjusted for stock splits, stock dividends, recapitalizations and the like; and

              (iii) A  Distribution  may proceed on lesser terms and  conditions than the terms and conditions stated in Paragraphs 1(c) (i) and (ii), above, if a majority of Nine Miles common stock, not held by Depositors, or their associates or affiliates, vote, or consent by consent procedure, to approve the lesser terms and conditions at a special meeting called for that specific purpose;

         (d) In the event the shares of Nine Mile Common Stock held in Escrow pursuant to this Agreement become "Covered Securities," as defined in Section 18(b)(1) of the Securities Act of 1933, all securities in Escrow shall be released; or

         (e) The Utah Division of Securities gives its permission to release the Nine Mile Securities prior to the termination of this Agreement.

     2. Terms of the Escrow.
        -------------------

         (a) For purposes of this Agreement, associate includes:

              (i) Corporations or legal entities, other than the Issuer or majority-owned subsidiaries of the Issuer, of which a person is an officer, director, partner, or a direct or indirect, legal or beneficial owner of five percent (5%) or more of any class of equity securities;

              (ii) Trusts or other estates in which a person has a substantial beneficial interest or for which a person serves as a trustee or in a similar capacity; and

              (iii) A persons's  spouse and relatives,  by blood or by marriage, if the person is a promoter of the Issuer, its subsidiaries, its affiliates, or its parent:

         (b) Except as set forth in Paragraph 1(c) above, Depositors shall have the same voting rights as shareholders who purchased shares in the Offering.

         (c) All certificates representing stock dividends and shares resulting from stock splits of Nine Mile Securities, recapitalizations and the like, that are granted to or received by Depositors while their Nine Mile Securities are held in Escrow, shall be deposited with and held by the Escrow Agent subject to the terms of this Agreement. Any cash dividends that are granted to or received by Depositors while their Nine Mile Securities are held in Escrow, shall be deposited with and be held by the Escrow Agent subject to the terms of this Agreement, unless such cash dividends are approved by a majority of independent directors of the Nine Mile Board of Directors. The Escrow Agent shall invest such cash dividends as directed by the Depositors. The cash dividends and any interest earned thereon will be disbursed in proportion to the number of shares released from the Escrow.

         (d) All equity securities that are received by Depositors as the result of the conversion or exercise of convertible securities, warrants, options or rights to purchase common stock or similar securities, while their Nine Mile Securities are in Escrow, shall be deposited with and held by the Escrow Agent subject to the terms of this Agreement.

     3. Restrictions on Transfer.
        -------------------------

         (a) The Nine Mile Securities held in Escrow pursuant to this Agreement may be transferred by will, the laws of descent and distribution, the operation of law, or by any court of competent jurisdiction and proper venue.

         (b) The Escrowed Nine Mile Securities of a deceased Depositor may be hypothecated to pay the expenses of the deceased Depositor's estate; provided that the hypothecated Nine Mile Securities shall remain subject to the terms of the Agreement.

         (c) No Nine Mile Securities may be transferred, sold or disposed of ("transferred") until the Escrow Agent has received a written statement signed by the proposed transferee ("transferee") which states that the transferee has full knowledge of the terms of this Agreement, the transferee accepts the Nine Mile Securities subject to the terms of this Agreement and the transferee realizes that the Nine Mile Securities shall remain in Escrow until they are released pursuant to Paragraph 1, above.

         (d) With the exception of Paragraph 3(b) above, Nine Mile Securities held in Escrow may not be pledged to secure a debt.

         (e) Nine Mile Securities held in Escrow may be transferred by gift to the Depositors's family members, provided that the transferred Nine Mile Securities shall remain subject to the terms of this Agreement.

         (f) With the exception of Paragraphs 3(a), (b), (c) and (e) above, no Escrowed Nine Mile Securities, any interest therein or any right or title thereto, may be transferred.

         (g) Depositors shall be prohibited from selling any of their Nine Mile Securities that are not subject to Escrow during the time that
              Nine Mile is offering its securities to the public in a self-underwritten offering.

     4. Delivery of Nine Mile Securities and Termination of Escrow.
        -----------------------------------------------------------

         (a) Within five (5) days from the occurrence of any of the events set forth in Paragraph 1 above and without further instructions, the Escrow Agent will deliver to the Depositors certificates representing the respective Nine Mile Securities that are eligible for release from Escrow. In the event the Offering is canceled or abandoned without the sale of any Nine Mile shares and appropriately withdrawn from registration with the Securities and Exchange Commission and Utah Division of Securities, the Escrow agent will immediately return to Depositors all certificates representing the Nine Mile Securities;

         (b) A request for the release of any of the Nine Mile Securities from Escrow shall be in writing and be forwarded to the Escrow Agent;

         (c) The Issuer shall provide to the Escrow Agent the documentation showing that the requirements of Paragraph 1 above have been met; and

         (d) The Escrow Agent shall terminate the Agreement and/or release some or all of the Nine Mile Securities from Escrow if all the applicable provisions of this Agreement have been satisfied. The Escrow Agent shall maintain all records relating to this Agreement for a period of three (3) years following the termination of the Agreement. Copies of all records retained by the Escrow Agent shall be forwarded to the Utah Division of Securities promptly upon written request.

     5. Escrow Agent. Leonard E. Neilson, Attorney at Law, is hereby designated by this Agreement to act in the capacity of Escrow Agent pursuant to the terms and conditions set forth herein. By executing this Agreement, Escrow Agent acknowledges the receipt from Depositors of the Nine Mile Securities.

     6. Representations of Depositors. Depositors hereby represent that they are the registered and beneficial owner of the Nine Mile Securities set forth in Attachment No. 1 and delivered to Escrow Agent and each individual Depositor represents that he is empowered to enter into and fulfill the terms and conditions set forth in this Agreement.

     7. Amendment. This Agreement may be amended only upon the approval and consent of all the parties hereto and any such amendment shall be made by an instrument, in writing, and signed on behalf by all of the parties hereto and the Utah Division of Securities.

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


     8. Indemnification of Escrow Agent. The Issuer and the Depositors shall hold the Escrow Agent harmless from and indemnify it for, any cost or liability regarding administrative proceeding, investigation, litigation, interpretation, implementation, or interpleading relating to this Agreement, including the release of Nine Mile Securities and the disbursement of dividends, interest or proceeds, unless the cost or the liability arises from the Escrow Agent's failure to abide by the terms of the Agreement. The Escrow Agent shall have no responsibility other than to receive, hold and disperse the Nine Mile Securities pursuant to the terms and conditions set forth herein.

     9. Arbitration. The parties hereto agree that they shall resolve any dispute arising hereunder before a panel of arbitrators selected pursuant to and run in accordance with the rules of the American Arbitration Association. The arbitration shall be held in Salt Lake City, Utah or in such other location to be mutually agreed upon by all of the parties hereto. Each party shall bear their own attorney's fees and respective costs of such arbitration.

     10. Termination. This Agreement shall terminate by its terms four (4) years from the date hereof, unless previously terminated by terms and conditions stated herein. Upon termination of the Agreement as per the terms set forth herein, the Escrow Agent shall immediately deliver to Depositors Nine Mile Securities being held by Escrow Agent. If the Escrow Agent approves the termination of the Agreement prior to the termination date provided herein, the Escrow Agent shall immediately inform the Utah Division of Securities in writing that termination has occurred and shall describe the facts and circumstances of the terminating event or events.

     11. Governing Law. This Agreement shall be governed by the laws of the State of Utah.

     12. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and together shall constitute one document. The delivery by facsimile or an executed counterpart of this Agreement shall be deemed to be an original and shall have the full force and effect of an original executed copy.

     13. Assignment. This Agreement may not be assigned in any manner, in whole or in part, by any of the parties hereto without the express prior written consent by all the parties and the Utah Division of Securities.

     IN WITNESS WHEREOF, this Securities Escrow Agreement is hereby executed and delivered in a manner legally binding as of the date first written above.











                         [Signatures on Following Page]

                                 SIGNATURE PAGE


            "Nine Mile"
     Nine Mile Software, Inc.



By:
   -----------------------------------------
Its:


                "Depositors"



--------------------------------------------
Terry Deru



--------------------------------------------
Andrew Limpert



--------------------------------------------
Damon Deru



--------------------------------------------
Scott Deru



--------------------------------------------
Michael Christensen



           "Escrow Agent"



--------------------------------------------
Leonard E. Neilson


                                                            ATTACHMENT NO. 1
                                                            ------------------



                              NINE MILES SOFTWARE, INC. SECURITIES SUBJECT TO SECURITIES ESCROW AGREEMENT


Name of Depositor                       Nine Mile Software, Inc. Securities Deposited into Escrow

Terry Deru                              600,000 shares of Common Stock
----------------------------------------------------------------------------------------------------------

Andrew Limpert                          600,000 shares of Common Stock
----------------------------------------------------------------------------------------------------------

Damon Deru                              200,000 shares of common stock
----------------------------------------------------------------------------------------------------------
                                        Stock Purchase Options* to acquire 400,000 shares of Common Stock
Scott Deru                              120,000 shares of common stock
----------------------------------------------------------------------------------------------------------

Michael Christensen                     30,000 shares of common stock
                                        Stock Purchase Options* to acquire 100,000 shares of Common Stock
----------------------------------------------------------------------------------------------------------

     *   Includes underlying shares of Common Stock